EXHIBIT 99.1

Artelo Biosciences Announces Proposed Underwritten Public Offering

SOLANA BEACH, CA – September 29, 2025 (GLOBE NEWSWIRE) -- Artelo Biosciences, Inc. (Nasdaq: ARTL), a clinical-stage pharmaceutical company focused on modulating lipid-signaling pathways to develop treatments for people living with cancer, pain, dermatologic, or neurological conditions, today announced it has commenced an underwritten public offering of its common stock and/or pre-funded warrants. All shares of common stock and/or pre-funded warrants in the offering are to be offered by the Company. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

R.F. Lafferty & Co., Inc. is acting as the sole book-running manager for the offering.

The shares of common stock and/or pre-funded warrants are being offered by the Company pursuant to a "shelf" registration statement on Form S-3 (File No. 333-273153), which was filed with the U.S. Securities and Exchange Commission (SEC) and declared effective by the SEC on July 14, 2023, and the accompanying prospectus contained therein.

The offering is being made only by means of a prospectus supplement and accompanying prospectus. A prospectus supplement describing the terms of the public offering will be filed with the SEC and will form a part of the effective registration statement.

Copies of the prospectus supplement and the accompanying prospectus relating to this offering may be obtained, when available, on the SEC’s website at http://www.sec.gov or alternatively, from: R. F. Lafferty & Co., Inc., 40 Wall Street, Suite 3602, New York, NY 10005; (212) 293-9090.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Artelo Biosciences

Artelo Biosciences, Inc. is a clinical-stage pharmaceutical company dedicated to the development and commercialization of proprietary therapeutics that modulate lipid-signaling pathways, with a diversified pipeline addressing significant unmet needs in anorexia, cancer, anxiety, dermatologic conditions, pain, and inflammation. Led by an experienced executive team collaborating with world-class researchers and digital-asset technology partners, Artelo applies rigorous scientific, regulatory, commercial, and treasury management practices, including digital assets, to maximize stakeholder value. More information is available at www.artelobio.com and X: @ArteloBio.

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Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the timing of the offering, satisfaction of customary closing conditions related to the offering and sale of the shares of common stock and our ability to complete the offering. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission, including our ability to raise additional capital in the future. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Investor Relations Contact:

Crescendo Communications, LLC

Tel: 212-671-1020

Email: ARTL@crescendo-ir.com

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